Filed Pursuant to Rule 497(c)
1933 Act File No. 333-156372
1940 Act File No. 811-07168

TAMARACK FUNDS TRUST
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402
(800) 422-2766
January 21, 2009

Dear Tamarack Large Cap Growth Fund Shareholder:

We have called a special meeting of shareholders of the Tamarack Large Cap Growth Fund to be held on March 20, 2009 at RBC Plaza (19th Floor), 60 South Sixth Street, Minneapolis, Minnesota.  The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (referred to as the Plan) under which the Fund would be reorganized into a newly formed mutual fund within Hennessy Funds Trust named the Hennessy Cornerstone Large Growth Fund (referred to as the New Fund).  Under the Plan, Hennessy Advisors, Inc. would become the Fund’s investment advisor and the New Fund would operate under a modified investment strategy of investing in growth-oriented common stocks of large capitalization companies utilizing a highly disciplined, quantitative formula known as the Hennessy Large Growth Formula.  The proposed reorganization is not expected to have any adverse federal or state tax consequences to the Fund or its shareholders.  Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the reorganization.

The management team of the Tamarack Funds recently completed a strategic review that resulted in a decision to seek another manager for the Tamarack Large Cap Growth Fund and the Tamarack Value Fund who could provide improved distribution and resulting asset growth, while maintaining superior business management.  (Shareholders of the Tamarack Value Fund are separately being asked to approve the reorganization of their fund into the Hennessy Funds as described in a separate proxy statement/prospectus.)  Voyageur Asset Management Inc. has invested significant resources to maintain an attractive and cost-effective large cap growth mutual fund product offering for shareholders, many of whom are long-term shareholders.  Voyageur sought to identify an organization where the Tamarack Large Cap Growth Fund’s shareholders could remain invested in a large cap growth mandate.  Voyageur viewed the Hennessy Funds as a good “fit” because Hennessy Advisors has a 20-year history of providing outstanding investment advisory services with an entrepreneurial growth strategy.  Hennessy Advisors is focused on providing high quality investment services to the Hennessy Funds, marketing and distributing the Funds through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy.

If the proposed reorganizations are approved by shareholders and consummated, the Hennessy Funds will be made up of eight mutual funds.  Hennessy Funds is committed to providing strong investment management and high quality customer service and has developed a strong sales and distribution network for its Funds.

The Board of Trustees of Tamarack Funds Trust, on behalf of the Fund, has approved the Agreement and Plan of Reorganization, and believes that the implementation of the reorganization is advisable and in the best interests of the Fund’s shareholders.  Through the reorganization, shareholders will be able to maintain their investment within a large cap growth mutual fund and will have the opportunity to become part of the Hennessy Funds.  The Board of Trustees of Tamarack Funds Trust recommends that you vote “FOR” the Plan.

If you are a shareholder of record as of the close of business on January 6, 2009, you are entitled to vote at the special meeting and at any postponements or adjournments thereof.  While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy.  Whether or not you are planning to attend the special meeting, we need your vote.  Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  Alternatively, you may call the toll-free telephone number 1-800-830-3542 to vote by telephone or vote over the Internet at www.2voteproxy.com.  You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important reorganization proposal and for your continuing investment in the Fund.  If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call 1-888-605-1958.

Sincerely,

Erik R. Preus, President and
Chief Executive Officer
Tamarack Funds Trust

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganization under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

The enclosed proxy statement/prospectus is dated January 21, 2009 and is first being mailed to shareholders on or about January 21, 2009.

TAMARACK FUNDS TRUST
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402
(800) 422-2766

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, MARCH 20, 2009

A special meeting of shareholders of all classes of the Tamarack Large Cap Growth Fund, a series of Tamarack Funds Trust (referred to as the Fund), will be held on Friday, March 20, 2009, at 9:00 a.m. local time, at RBC Plaza (19th Floor), 60 South Sixth Street, Minneapolis, Minnesota 55402.  At the special meeting, you and the other shareholders of the Fund will be asked to consider and vote upon:

1.
a proposal to approve an Agreement and Plan of Reorganization (referred to as the Plan) pursuant to which all of the assets of the Fund will be transferred to the Hennessy Cornerstone Large Growth Fund, a newly formed series of Hennessy Funds Trust (referred to as the New Fund), in exchange for Ordinary Class shares of the New Fund, which will be distributedpro rata by the Fund to its Class A, Class I, Class C, Class R and Class S shareholders, and the New Fund’s assumption of the Fund’s stated liabilities;

2.	if necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan.

As necessary or desirable, shareholders will consider and act upon any other business that may properly come before the special meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on January 6, 2009, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof.  This proxy is being solicited on behalf of the Board of Trustees of Tamarack Funds Trust, a Delaware statutory trust, on behalf of the Fund.

YOUR VOTE IS IMPORTANT.  PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-800-830-3542, or (3) via the Internet at www.2voteproxy.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of Tamarack Funds Trust at the Trust’s address noted in the proxy statement/prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.

TAMARACK FUNDS TRUST

Erik R. Preus, President and
Chief Executive Officer

January 21, 2009

TAMARACK FUNDS TRUST
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota 55402
(800) 422-2766

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:  January 21, 2009

Question 1:  What is this document and why did we send it to you?

Answer:  This document includes a notice of special meeting of shareholders, a combined proxy statement/prospectus, and a form of proxy.  The Board of Trustees of Tamarack Funds Trust, a Delaware statutory trust, on behalf of the Tamarack Large Cap Growth Fund (referred to as the Fund), has approved an Agreement and Plan of Reorganization (referred to as the Plan) between Hennessy Funds Trust and Tamarack Funds Trust pursuant to which the Fund will be reorganized into a newly formed mutual fund within Hennessy Funds Trust named the Hennessy Cornerstone Large Growth Fund (referred to as the New Fund), as described herein (referred to as the Reorganization).  Shareholder approval is needed to proceed with the Reorganization and a special meeting of shareholders of all classes of the Fund will be held on March 20, 2009 to consider whether to approve the Plan and implement the Reorganization.  The Board of Trustees of Tamarack Funds Trust is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.

Question 2: What is the reason for the Reorganization?

Answer:  The management team of the Tamarack Funds recently completed a strategic review that resulted in a decision to seek another manager for the Tamarack Large Cap Growth Fund and the Tamarack Value Fund who could provide improved distribution and resulting asset growth, while maintaining superior business management.  (The Tamarack Value Fund is similarly proposed to be reorganized into the Hennessy Funds as described in a separate proxy statement/prospectus.)  Voyageur Asset Management Inc. has invested significant resources to maintain an attractive and cost-effective large cap growth mutual fund product offering for shareholders, many of whom are long-term shareholders.  Voyageur sought to identify an organization where the Tamarack Large Cap Growth Fund’s shareholders could remain invested in a large cap growth mandate.  Voyageur viewed the Hennessy Funds as a good “fit” because Hennessy Advisors has a 20-year history of providing outstanding investment advisory services with an entrepreneurial growth strategy.  Hennessy Advisors is focused on providing high quality investment services to the Hennessy Funds, marketing and distributing the Funds through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy.

Question 3: How will the Fund and its shareholders be affected by the Reorganization?

Answer:  The New Fund will be part of the Hennessy Funds with Hennessy Advisors, Inc. as the investment advisor.  The large cap growth focus and investment objective will stay the same, but the New Fund will operate under a modified investment strategy of investing in growth-oriented common stocks of large capitalization companies utilizing a highly disciplined, quantitative formula known as the Hennessy Large Growth Formula.  The annual advisory fee rate will increase from 0.70% to 0.74% of average daily net assets.  The total annual expense ratio (after fee waivers and expense reimbursements) of the New Fund during the initial year following the Reorganization is expected to be approximately 0.30% higher than the total annual expense ratio (after fee waivers and expense reimbursements) of the Class I and Class S shares of the Fund for the fiscal year ended September 30, 2008, 0.05% higher than the total annual expense ratio (after fee waivers and expense reimbursements) of the Class A shares of the Fund for the fiscal year ended September 30, 2008, and lower than the total annual expense ratio (after fee waivers and expense reimbursements) of the Class C and Class R shares of the Fund for the fiscal year ended September 30, 2008.  The Fund will be supervised by the Hennessy Funds Board of Trustees and will be serviced by the Hennessy Funds service providers.  The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the Fund or its shareholders.

Question 4:  How will the Reorganization work?

Answer:  The New Fund will be formed and will have no assets and no shareholders.  Pursuant to the Plan, the Fund will transfer all of its assets and stated liabilities to the New Fund in return for shares of the New Fund.  Finally, the Fund will distribute the New Fund shares it received to its shareholders.  Shareholders of the Tamarack Large Cap Growth Fund will thus effectively be converted into shareholders of the Hennessy Cornerstone Large Growth Fund, and will hold shares of the New Fund with the same net asset value as the shares of the Fund that they held prior to the Reorganization.  The New Fund has a multi-class structure with Ordinary Class shares and Institutional Class shares, however, the New Fund has not determined when, or if, it will publicly offer its Institutional Class shares.  The Fund’s Class A, Class C, Class I, Class R and Class S shareholders will become holders of Ordinary Class shares of the New Fund.  If the Plan is carried out as proposed, we do not expect the transaction will have any adverse federal or state tax consequences to the Fund or its shareholders.  Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the Reorganization.

Question 5:  What will happen if the Reorganization is not approved?

Answer:  If the Fund’s shareholders do not approve the Reorganization, then the Fund will continue to operate and the Board of Trustees of Tamarack Funds Trust may take any further action it deems to be in the best interest of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

Question 6:  Why do I need to vote?

Answer:  Your vote is needed to ensure that the Reorganization proposal can be acted upon.  Even if you are a small shareholder, your vote makes a difference.  If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the special meeting.  Your immediate response (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-800-830-3542, or (3) via the Internet at www.2voteproxy.com will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate.

Question 7:  How does the Board recommend that I vote?

Answer:  After careful consideration, the Board of Trustees of Tamarack Funds Trust recommends that you vote FOR the Plan.  If advisable, we will put to a vote the proposal to adjourn the special meeting to solicit additional proxies for approval of the Reorganization.  The Board of Trustees of Tamarack Funds Trust recommends that you vote FOR adjournment.

Question 8:  Who is paying for expenses related to the Reorganization?

Answer:  Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  The total costs of the Reorganization are estimated to be approximately $75,000.

Question 9:  How do I vote?

Answer:  Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 1-800-830-3542, or (3) via the Internet at www.2voteproxy.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of Tamarack Funds Trust at the Trust’s address noted in the proxy statement/prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.  If you have any questions regarding the proposed reorganization to be voted on, please do not hesitate to call 1-888-605-1958.

Question 10:  Who do I call if I have questions?

Answer:  We will be happy to answer your questions about the proxy solicitation.  Please call 1-888-605-1958 during normal business hours between 8:00 a.m.  and 5:00 p.m.  Eastern time.

(This Page Intentionally Left Blank.)

HENNESSY FUNDS TRUST
7250 Redwood Blvd
Suite 200
Novato, California  94945
(415) 899-1555
(800) 966-4354

PROXY STATEMENT AND PROSPECTUS DATED JANUARY 21, 2009

For the Reorganization of
Tamarack Large Cap Growth Fund
Series of Tamarack Funds Trust
Into
Hennessy Cornerstone Large Growth Fund
Series of Hennessy Funds Trust

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Tamarack Funds Trust, a Delaware statutory trust, on behalf of the Tamarack Large Cap Growth Fund (referred to as the Fund), 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, (800) 422-2766, for use at a special meeting of shareholders of all classes of the Fund to be held at RBC Plaza (19th Floor), 60 South Sixth Street, Minneapolis, Minnesota 55402 on March 20, 2009, at 9:00 a.m. local time.  At the special meeting, shareholders of the Fund will meet for the following purposes:

•
To approve an Agreement and Plan of Reorganization between Hennessy Funds Trust and Tamarack Funds Trust (referred to as the Plan) pursuant to which all of the assets of the Fund will be transferred to the Hennessy Cornerstone Large Growth Fund, a newly formed series of Hennessy Funds Trust (referred to as the New Fund), in exchange for Ordinary Class shares of the New Fund, which will be distributedpro rata by the Fund to the holders of its Class A, Class C, Class I, Class R and Class S shares in complete liquidation of the Fund, and the New Fund’s assumption of the Fund’s stated liabilities (collectively referred to as the Reorganization).  A copy of the Plan is attached hereto as Exhibit A.  As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the New Fund;

•
If necessary, to approve adjourning the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan; and

•	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention:  Secretary, or in person at the time of the special meeting.

A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed voting instructions.

The Fund is a series of Tamarack Funds Trust, an open-end management investment company registered with the Securities and Exchange Commission (referred to as the SEC) under the Investment Company Act of 1940, as amended.  The New Fund is a series of Hennessy Funds Trust, an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended.

The following document has been filed with the SEC and is incorporated by reference into this proxy statement/prospectus, which means that it is legally considered to be a part of this proxy statement/prospectus:

•	Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

Copies of the Fund’s documents are available upon request and without charge by writing to Tamarack Large Cap Growth Fund at P.O.  Box 219757, Kansas City, Missouri  64121-9757 or by calling 1-800-422-2766.  Copies of the New Fund’s documents are available upon request and without charge by writing to Hennessy Funds Trust, 7250 Redwood Blvd., Suite 200, Novato CA 94945 or by calling 1-800-966-4354.

The Annual Report to Shareholders for the Tamarack Large Cap Growth Fund for the fiscal year ended September 30, 2008, containing audited financial statements, has been previously mailed to shareholders.  Copies are available by writing or calling the Tamarack Large Cap Growth Fund at the address or telephone number listed above.  Because the Hennessy Cornerstone Large Growth Fund has not yet commenced operations, no Annual Report to Shareholders is available at this time.

This proxy statement/prospectus sets forth concisely the information about the New Fund that you should know before considering the Plan and resulting Reorganization and it should be retained for future reference.  Additional information contained in a statement of additional information relating to this proxy statement/prospectus (referred to as the SAI), as required by the SEC, is on file with the SEC.  The SAI is available without charge, upon request by calling the toll free number set forth above or by writing to the Fund at the address set forth above.  The SAI, dated January 21, 2009, is incorporated by reference into this proxy statement/prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganization under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/PROSPECTUS TABLE OF CONTENTS

Page

I.	SYNOPSIS			1
	A.	Overview		1
	B.	Reasons for the Reorganization/Board Deliberations		1
	C.	The Proposed Plan and Resulting Reorganization		3
	D.	Comparison of the Fund and the New Fund		4
		1.	Investment Objectives and Principal Investment Policies	4
		2.	Investment Advisory Services	5
		3.	Distribution Services	6
		4.	Purchase and Redemption Procedures	6
		5.	Exchange Procedures	7
	E.	Federal Tax Consequences of the Proposed Reorganization		8

II.	PRINCIPAL RISK FACTORS			8

III.	COMPARISON FEE TABLE AND EXAMPLE			9
	A.	Fee Table		9
	B.	Example		11

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION 12
	A.	Summary of the Proposed Reorganization		13
	B.	Terms of the Plan		14
	C.	Description of the New Fund Shares		15
	D.	Reasons for the Reorganization Considered by the Board		15
	E.	Federal Income Tax Consequences		16
	F.	Comparison of Shareholder Rights		17
	G.	Capitalization		18

V.	INFORMATION ABOUT THE FUND AND THE NEW FUND			18
	A.	Investment Objective and Investment Strategies		18
	B.	Performance		21
	C.	Advisor and Fund Manager		21
	D.	Net Asset Value		22
	E.	Shares		23
	F.	Taxes, Dividends and Distributions		30
	G.	Financial Information		31
	H.	Distribution Arrangements		31

VI.	VOTING INFORMATION			31
	A.	Method and Cost of Solicitation		32
	B.	Right of Revocation		33
	C.	Voting Securities and Principal Holders		33

VII.	ADDITIONAL INFORMATION			33

i

VIII.	MISCELLANEOUS INFORMATION		34
	A.	Other Business	34
	B.	Next Meeting of Shareholders	34
	C.	Legal Matters	34
	D.	Experts	34

EXHIBIT A			A-1

ii

I.      SYNOPSIS

A.  Overview

The following synopsis is a summary of certain information contained elsewhere in this proxy statement/prospectus, including documents incorporated by reference, as well as in the Plan.  This proxy statement/prospectus is qualified by reference to the more complete information contained herein as well as in the Prospectus of the Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008, which includes information about the Fund, and in the Plan attached hereto as Exhibit A.  Shareholders should read the entire proxy statement/prospectus carefully.

B.  Reasons for the Reorganization/Board Deliberations

Voyageur Asset Management and Hennessy Advisors consider the proposed reorganization of the Tamarack Large Cap Growth Fund into the Hennessy Cornerstone Large Growth Fund to be consistent with their respective business strategies, as well as with each firm’s desire to act in the best interests of the Fund’s shareholders.  The management team of the Tamarack Funds recently completed a strategic review that resulted in a decision to seek another manager for the Tamarack Large Cap Growth Fund and the Tamarack Value Fund who could provide improved distribution and resulting asset growth, while maintaining superior business management.  (The Tamarack Value Fund is similarly proposed to be reorganized into the Hennessy Funds as described in a separate proxy statement/prospectus.)  Voyageur has invested significant resources to maintain an attractive and cost-effective large cap growth mutual fund product offering for shareholders, many of whom are long-term shareholders.  Voyageur sought to identify an organization where the Tamarack Large Cap Growth Fund’s shareholders could remain invested in a large cap growth mandate.  Voyageur viewed the Hennessy Funds as a good “fit” because Hennessy Advisors has a 20-year history of providing outstanding investment advisory services with an entrepreneurial growth strategy.  Hennessy Advisors is focused on providing high quality investment services to the Hennessy Funds, marketing and distributing the Funds through retail and institutional channels and providing outstanding customer service with a “shareholder first” philosophy.

In considering the proposed Reorganization, the Tamarack Funds Board of Trustees, including the independent trustees, meaning those trustees who are not “interested” persons of Tamarack Funds Trust as defined under the Investment Company Act of 1940, as amended (referred to as the 1940 Act), requested and reviewed information about the operational abilities and financial condition of Hennessy Advisors; the Hennessy Funds and their Board of Trustees, service providers and available shareholder services; the proposed investment policies, revised strategy and investment advisory arrangements for the New Fund; the anticipated fees and expenses of the New Fund, the potential for increased distribution of the New Fund’s shares and related growth of assets; the anticipated tax effects of the proposed Reorganization; the relevant regulatory history and compliance capabilities of Hennessy Advisors and the Hennessy Funds; the terms of the Agreement and Plan of Reorganization; and the Asset Purchase Agreement between Voyageur and Hennessy relating to the books and records developed by Voyageur relating to the Fund.

The Trustees sought and obtained from Hennessy Advisors an agreement to limit New Fund expenses until March 2010, as well as a contractual commitment to operate the New Fund within the protective constraints of Section 15(f) of the 1940 Act relating to the percentage of independent fund trustees and the avoidance of imposing any unfair burden on the New Fund.  Although the expense limit would still result in higher overall fund expenses following the Reorganization for Class I and Class S shares of the Fund and slightly higher overall fund expenses following the Reorganization for Class A shares of the Fund, the Trustees concluded that the expense level was nonetheless reasonable and consistent with the other Hennessy Fund offerings and in line with average expenses for the large growth fund category (1.37% per Morningstar, Inc.).  Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  The Trustees carefully reviewed Hennessy’s financial condition, especially in view of the current economic downturn affecting the fund industry, and became comfortable recommending that the Fund be reorganized into the Hennessy Funds.  The Trustees were confident that the Hennessy Advisors leadership team could successfully promote the New Fund and the fund family in general, recognizing the entrepreneurial spirit within the firm, the significant personal financial stake in the firm among the firm’s leaders and the firm’s demonstrated success in public relations and marketing.  The Trustees also reviewed back tested performance data regarding the proposed quantitative growth strategy and believed it would be in shareholders’ interests to make the changes.  Finally, the Trustees believed that it was beneficial for shareholders to have an opportunity to participate in a tax-free reorganization that would permit them to maintain their investment in a mutual fund format if desired.

The Board of Trustees of Tamarack Funds Trust believes that the proposed Plan and resulting Reorganization is in the best interests of the Fund’s shareholders, and approved the Plan, subject to satisfaction of certain conditions and the approval of the Fund’s shareholders, at a meeting held on December 5, 2008.  The Board concluded that the interests of the Fund’s existing shareholders will not be diluted as a result of the proposed Plan and resulting Reorganization because each such shareholder will receive shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of the Fund outstanding immediately prior to the Reorganization.  Although, as a result of the Reorganization, a shareholder of the Fund may receive shares which represent a smaller percentage of ownership in the New Fund than he or she held in the Fund immediately prior to the Reorganization, the total dollar value of the shares will be the same.

The Board of Trustees of Tamarack Funds Trust has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about March 23, 2009, or such other date as is agreed to by the parties, provided that Hennessy Funds Trust has obtained prior to that time an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust and the New Fund, concerning the tax consequences of the Reorganization as set forth in the Plan.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Fund, at any time prior to the closing, (i) by Tamarack Funds Trust if any conditions precedent to the obligations of the Fund have not been fulfilled or waived; (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the New Fund have not been fulfilled or waived; or (iii) by mutual consent of the parties.

Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.  In addition to solicitations by mail, the officer and agents of the Fund also may solicit proxies, without special compensation, by telephone or via the Internet.  If the Fund’s shareholders do not approve the Plan and resulting Reorganization, the Fund will continue to operate and the Board of Trustees of Tamarack Funds Trust may take any further action as it deems to be in the best interests of the Fund and its shareholders, subject to approval by the shareholders of the Fund if required by applicable law.

C.  The Proposed Plan and Resulting Reorganization

If the Fund’s shareholders approve the Plan and the Reorganization takes place, then:

•	the New Fund will acquire substantially all of the assets and assume the stated liabilities of the Fund;

•	the New Fund will issue Ordinary Class shares to the Fund, which the Fund will distributepro rata to its Class A, Class C, Class I, Class R and Class S shareholders;

•	shareholders of the Tamarack Large Cap Growth Fund will become shareholders of the Hennessy Cornerstone Large Growth Fund; and

•	shares of the New Fund received by shareholders of the Fund will have the same aggregate net asset value as the shares of the Fund held immediately prior to the Reorganization.

No sales charges will be imposed on the shares of the New Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax free reorganization under the Internal Revenue Code of 1986, as amended (referred to as the Code).  Therefore, shareholders should not recognize any gain or loss on the Fund shares for federal income tax purposes as a result of the Reorganization.

D.  Comparison of the Fund and the New Fund

1.  Investment Objectives and Principal Investment Policies

The Fund seeks long-term capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of large U.S. companies each having $5 billion or more in market capitalization at the time of purchase by the Fund.  The Fund’s investment advisor uses quantitative and qualitative analysis to select stocks for the Fund’s portfolio that the advisor believes offer attractive growth opportunities.  This analysis considers factors such as liquidity, use of leverage, management strength, and the company’s ability to execute its business plan.  A portion of the Fund’s assets may be invested in securities of non-U.S. companies, generally through American Depositary Receipts (“ADRs”).  The Fund’s investment advisor will consider selling those securities which no longer meet the Fund’s criteria for investing.

The New Fund seeks long-term growth of capital by investing in growth-oriented common stocks of large companies.  It invests in these companies by utilizing a highly disciplined, quantitative formula known as the Hennessy Large Growth Formula (the “Formula”).  The Formula selects large capitalization companies, and excludes American Depositary Receipts.  The Formula selects the 50 common stocks that meet the following criteria, in order:

1)	Market capitalization that exceeds the average of the Database

2)	Price-to-cash flow ratio less than the median of the Database
This value criterion helps to uncover relative bargains among large companies.

3)	Highest one-year return on total capital
Return on total capital is a good measurement of how well a company is utilizing its limited resources to maximize growth.

Stocks must also have historical trading volume sufficient to allow the New Fund to purchase the required number of shares without materially affecting the share price. The New Fund selects its stocks from the universe of stocks in the Standard & Poor’s Compustat® Database.

The Compustat® Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.  The database is compiled and maintained by Standard & Poor’s (“S&P”).  Although S&P obtains information for inclusion in, or for use in, the Compustat® database from sources that S&P considers reliable, S&P does not guarantee the accuracy or completeness of the Database.  S&P makes no warranty, express or implied, as to the results to be obtained by the New Fund, or any other person or entity, from the use of the Compustat® Database.  S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat® Database.  “Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc.  The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the New Fund.

When the New Fund begins operations, it will purchase 50 stocks as dictated by the Formula, based on information at that time.  The New Fund’s holdings of each stock in its portfolio will initially be weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each of the 50 stocks.  The New Fund will rebalance its portfolio annually by re-screening the universe of stocks, generally in the winter.  Stocks meeting the Formula’s criteria not currently in the portfolio will be purchased, and stocks that no longer meet the criteria will be sold.  Holdings of all stocks in the New Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

Through this Formula, the New Fund offers a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing.  The New Advisor expects stocks held in the New Fund’s portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy, or the stock market in general.  However, if the New Advisor determines that earnings or other information that form the basis for selecting a stock are false or incorrect, the New Advisor reserves the right to replace that stock with another stock meeting the criteria of the Formula.  Also, due to purchases and redemptions of New Fund shares during the year, changes in the market value of the stock positions in the New Fund’s portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

Over the course of the year, when the New Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions.  Any remaining cash will be invested in the stocks selected for the New Fund using the Formula as of the most recent rebalancing of the portfolio.  This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis.  Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the New Advisor, depending on certain factors, including the size of the New Fund and the amount of cash to be invested.  To the extent redemptions exceed new cash flow into the New Fund, the New Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio.  Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Formula.

2.  Investment Advisory Services

Voyageur Asset Management Inc., 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402-1240 (referred to as the Advisor), currently serves as the investment advisor to the Fund.  The Fund pays the Advisor a monthly management fee based on the average daily net assets of the Fund at the annual rate of 0.70%.

Hennessy Advisors, Inc., 7250 Redwood Blvd., Suite 200, Novato, California 94945 (referred to as the Manager), will serve as the investment advisor to the New Fund.  The New Fund will pay the Manager a monthly management fee based on the average daily net assets of the New Fund at the annual rate of 0.74%.

3.  Distribution Services

Tamarack Distributors Inc., located at 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, currently acts as the distributor for the Fund.  Upon completion of the Reorganization, Quasar Distributors, LLC (referred to as Quasar), 615 East Michigan Street, Milwaukee, Wisconsin 53202 will act as distributor for the New Fund.  As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Fund are offered for sale on a continuous basis at net asset value per share.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (referred to as FINRA).

4.  Purchase and Redemption Procedures

The Fund and the New Fund have similar purchase and redemption procedures.  Purchases and sales (redemptions) of shares of both the Fund and the New Fund are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order by the respective fund’s transfer agent.  The sales charges and fees paid by shareholders of the Fund are described below.  The Ordinary Class shares of the New Fund for which Class A, Class C, Class I, Class R and Class S shares of the Fund will be exchanged, have no load, 12b-1 fee or redemption fee.  The New Fund has entered into a Shareholder Servicing Agreement with the Manager pursuant to which the Manager will provide administrative support services to the New Fund.  For such services, the New Fund will pay an annual service fee to the Manager equal to 0.10% of its average daily net assets.  The New Fund’s transfer agent will assess a fee of $15.00 for each redemption made by wire.

This section describes the sales charges and fees of the different share classes offered by the Fund.  Class I and Class S shares of the Fund have no sales charges or distribution/service fees and, generally, have lower annual expenses than Class A, Class C and Class R shares.  (The Ordinary Class shares of the New Fund for which Class A, Class C, Class I, Class R and Class S shares of the Fund will be exchanged, have no load, 12b-1 fee or redemption fee.)

	Class A	Class C	Class I	Class R	Class S
Sales Charge	Maximum	No front-	No sales	No sales	No sales
(Load)	sales charge	end sales	charge.	charge.	charge.
	of 5.75%.	charge;
	CDSC of	CDSC of
	1.00% on	1.00% for
	purchases	redemptions
	of $1 or	within 12
	million	months of
	more for	purchase.
redemptions
within 12
months of
purchase.
Distribution and	0.25%*	1.00%	None	0.50%	None
Service (12b-1) Fee
Fund Expenses	Lower	Higher	Lower	Lower	Lower
	annual	annual	annual	annual	annual
	expenses	expenses	expenses	expenses	expenses
	than Class	than Class	than Class	than Class	than Class
	C and Class	A and R	A, C, and	C shares.	A, C, and
	R shares.	shares.	R shares.		R shares.

*
Under the 12b-1 Plan, Class A is authorized to pay directly or reimburse the distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of the Fund.  Currently, distribution fees for the Class A shares are contractually limited on an annual basis to 0.25%.

The minimum amounts required to invest in or add to an account with the Fund and the New Fund (Original shares), are indicated below:

	Investment Minimums
	Fund	New Fund
Regular (New Investor)	$1,000	$2,500
Additional Investment (Current Fund Shareholders)	$100	$100
Retirement (Roth and Regular)	$250	$250

Both the Fund and the New Fund also offer an automatic investment plan, whereby an existing shareholder may authorize the Fund and the New Fund to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest, which must be at least $100.  Both the Fund and the New Fund may waive the investment minimums from time to time.

5.  Exchange Procedures

Shareholders of the Fund may exchange shares of the Fund between eligible Tamarack Funds any day that the funds and the New York Stock Exchange are open for business.  The eligible Tamarack Funds are:  the Tamarack Equity Funds (the Tamarack Large Cap Growth Fund, the Tamarack Mid Cap Growth Fund, the Tamarack

Enterprise Fund, the Tamarack Small Cap Core Fund and the Tamarack Microcap Value Fund); the Tamarack Fixed Income Funds (the Tamarack Quality Fixed Income Fund and the Tamarack Tax-Free Income Fund); and Tamarack Prime Money Market Fund.

Shareholders of the New Fund may exchange shares of the New Fund for shares of any of the other Hennessy funds any day that the funds and the New York Stock Exchange are open for business.  Shareholders of the New Fund may also exchange shares of the New Fund for shares of the First American Prime Obligations Fund, a money market mutual fund that is not affiliated with Hennessy Funds Trust or the Manager.  Exchanges are done at no cost.

E.  Federal Tax Consequences of the Proposed Reorganization

The Fund will have received on the closing date an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust and the New Fund, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, no gain or loss will be recognized by the Fund upon the transfer of assets solely in exchange for shares of the New Fund and its assumption of stated liabilities, if any, or by shareholders of the Funds upon their receipt of shares of the respective New Fund.  The tax basis for the shares of the New Fund received by shareholders will be the same as their tax basis for the shares of the Fund to be constructively surrendered in exchange therefore.  In addition, the holding period of the shares of the New Fund to be received in connection with the Reorganization will include the period during which the shares of the Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.    PRINCIPAL RISK FACTORS

By investing in equity securities, the New Fund, like the Fund, may expose shareholders to certain market risks that could cause shareholders to lose money.  These risks include:

	Fund		New Fund
•	Market Risk	•	Market Risk
•	Active Management Risk	•	Formula Investing Risk
•	Foreign Investment Risk	•	Large Company Risk
•	Hedging Risk

Market Risk.  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it.  Market risk may affect a company, industry, sector of the economy or the market as a whole.  Events in one market may adversely impact a seemingly unrelated market.

Active Management Risk.  The Tamarack Large Cap Growth Fund is actively managed and its performance therefore will reflect in part the Advisor’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.  The Fund could underperform other mutual funds with similar investment objectives.

Foreign Investment Risk.  The Tamarack Large Cap Growth Fund may invest a portion of its assets in foreign securities.  Overseas investing carries potential risks not associated with domestic investments.  Such risks include, but are not limited to:  (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk.  The Tamarack Large Cap Growth Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, may not always be successful.  They may cause the Fund to lose money or to fail to get the benefit of a gain.  Such negative effects may occur, for example, if the market moves in a direction that the Advisor does not anticipate or if the Fund is not able to close out its position in a hedging instrument or transaction.

Formula Investing Risk.  The Hennessy Cornerstone Large Growth Fund will adhere to its Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise.  This could result in substantial losses to the New Fund, if for example, the stocks selected for the New Fund’s portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles.  The New Fund’s portfolio is rebalanced annually in accordance with its Formula, which may result in the elimination of better performing assets from the New Fund’s investments and increases in investments with relatively lower total return.

Large Company Risk.  From time to time, securities of large capitalization companies may fall out of favor in the market, and the Hennessy Cornerstone Large Growth Fund may underperform the market as a whole.

III.   COMPARISON FEE TABLE AND EXAMPLE

A.  Fee Table

The following table describes the fees and expenses that a shareholder in the Fund (based on the Fund’s fees for the fiscal year ended September 30, 2008) and a shareholder in the New Fund (based on an estimate of the New Fund’s fees for the fiscal year ended September 30, 2008) will pay.

Tamarack Large Cap Growth Fund

	Class A	Class C	Class I	Class R	Class S
Shareholder Fees
(fees paid directly from
your investment)
Maximum Sales Charge (Load)
Imposed on Purchases
(as a % of Offering price)	5.75%[1]	None	None	None	None
Maximum Deferred Sales Charge
(Load) (as a % of offering or
sales price, whichever is less)	1.00%[2]	1.00%[3]	None	None	None
Redemption Fee[4]	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted
from Fund assets)
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) fees[5]	0.50%	1.00%	None	0.50%	None
Other expenses[6]	0.46%	0.48%	0.46%	0.46%	0.46%
Total Annual Fund
Operating Expenses	1.66%	2.18%	1.16%	1.66%	1.16%
Fee waiver/expense
reimbursement[7]	(0.41)%	(0.18)%	(0.16)%	(0.16)%	(0.16)%
Net annual fund
operating expenses	1.25%	2.00%	1.00%	1.50%	1.00%

1
Sales charges decline for purchases of $25,000 or more. This sales charge will be waived for (i) accounts invested through wrap programs in which the Tamarack Funds participate and (ii) accounts that transferred to a Tamarack Fund from a series of RBC Funds, Inc. upon the April 16, 2004 reorganization.

2	A 1.00% contingent deferred sales charge (“CDSC”) is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more on which no initial sales charge was paid.
3	A 1.00% CDSC is imposed on redemptions of Class C shares made within 12 months of purchase.
4
A 2.00% fee is imposed on redemptions or exchanges within 30 days of purchase. This redemption fee will not be imposed in certain situations, such as: (i) shares purchased through reinvested distributions (dividends and capital gains); (ii) shares purchased through 401(k) and other employer-sponsored retirement plans (excluding IRA and other one-person retirement plans); (iii) shares redeemed in accordance with the systematic redemption plan or monthly exchange program; (iv) redemptions following the death or disability of a shareholder (of which the Fund has been notified); or (v) under other circumstances at Fund management’s discretion. The redemption fee may also not be imposed, at Fund management’s discretion, on redemptions or exchanges of shares that occur as part of the periodic rebalancing of accounts in an investment advisor’s asset allocation program (not at the direction of the investment advisor’s client). The redemption fee will be deducted from the proceeds that result from the order to sell or exchange. Additionally, a $10 fee will be imposed on non-periodic withdrawals or terminations from Tamarack IRAs, and a $15 fee will be imposed on non-periodic withdrawals or terminations from Tamarack Keogh plans. A $10 fee is imposed on wire redemptions.

5
Distribution (12b 1) fees can cause a long-term shareholder to pay more than the maximum initial sales charge permitted by the FINRA. Under the 12b 1 plan, Class A is authorized to pay directly or reimburse the Fund’s distributor in connection with distribution and marketing Fund shares subject to an annual limit of up to 0.50% of the average daily net assets attributable to Class A shares of a Fund. Currently, distribution fees for the Class A shares are contractually limited on an annual basis to 0.25%.

6	Expenses based on most recent fiscal year actual expense.
7
Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of all Tamarack Equity Funds to the levels listed above under Net Annual Fund Operating Expenses. This expense limitation agreement is in place February 1, 2009 until January 31, 2010. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by Voyageur, any expenses in excess of the expense limitation and repay Voyageur such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. Voyageur may voluntarily waive and/or reimburse additional fund operating expenses from time to time. Any such voluntary program may be modified or discontinued at any time without notice.

Hennessy Cornerstone Large Growth Fund Pro Forma

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a % of offering price)		None
Maximum Deferred Sales Charge (Load)
(as a % of offering or sales price, whichever is less)		None
Redemption Fee[1]		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management fees		0.74%
Distribution (12b-1) fees		None
Other expenses		0.59%[2]
Shareholder Servicing Fee	0.10%
All Remaining Other Expenses	0.49%
Total Annual Fund Operating Expenses		1.33%
Expense Reimbursement		(0.03)%[3]
Net Expenses		1.30%

1	The transfer agent charges a fee of $15.00 for each wire redemption.
2
Other expenses are based on estimated amounts for the current fiscal year.  Other expenses do not include costs related to the Reorganization, as Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the Reorganization.

3
The Manager has agreed, until March 2010, to contractually waive its advisory fee to the extent necessary to insure that its total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and non-recurring items) do not exceed 1.30% of the average daily net assets of the New Fund.

B.  Example

The example set forth below is intended to help you compare the cost of investing in the Fund with the cost of investing in the New Fund.

Each example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Tamarack Large Cap Growth Fund

	One Year	Three Years	Five Years	Ten Years	One Year*
Class A	$695	$1,031	$1,389	$2,395	$695
Class C	$303	$665	$1,153	$2,499	$203
Class I	$102	$353	$623	$1,395	$102
Class R	$153	$508	$887	$1,952	$153
Class S	$102	$353	$623	$1,395	$102

*  Assumes you retain your shares and do not redeem at the end of the period.

Hennessy Cornerstone Large Growth Fund Pro Forma

	One Year	Three Years	Five Years	Ten Years	One Year*
Original Class	$132	$418	$726	$1,599	$312

*  Assumes you retain your shares and do not redeem at the end of the period.

IV.  THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this proxy statement/prospectus as Exhibit A, and in the documents incorporated by reference into this proxy statement/prospectus.

On  December 9, 2008, the Advisor and the Manager entered into an Asset Purchase Agreement (referred to as the Agreement) pursuant to which the Manager agreed to purchase certain assets of the Advisor relating to the Fund.  The Reorganization is a condition to the purchase contemplated by the Agreement.  Material terms of the Agreement include:

Purchased Assets.  On the closing date, the Advisor will deliver to the Manager:

•
all files, books, records and data files (in whatever form or forms including hard copy, microfilm, microfiche, CD ROM or other electronic media, including the software necessary to access the same) owned by or in the possession of the Advisor relating to investment accounts and investment history of the Fund (except to the extent that the Advisor is required by applicable law to retain such materials or copies thereof in which event the Advisor will, at its own expense, provide to the Manager such materials or copies thereof, whichever is available); and

•
all records required to be maintained and retained under the 1940 Act or the Investment Advisers Act in connection with the Advisor’s provision of investment advisory services to the Fund (except to the extent that the Advisor is required by applicable law to retain such materials or copies thereof in which event the Advisor will provide to the Manager such materials or copies thereof, whichever is available).

Purchase Price.  The Manager will pay the Advisor an amount equal to 2.00% of the value of the net assets of the Fund at the close of business on the business day immediately preceding the closing date.

A.  Summary of the Proposed Reorganization

Pursuant to the Plan, the New Fund will acquire all of the assets, and assume the stated liabilities of the Fund solely in exchange for that number of full and fractional shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund as of the close of business on the business day immediately preceding the closing date of the proposed Reorganization (referred to as the Valuation Date).  Immediately thereafter, the Fund will distribute such New Fund shares to its shareholders by establishing accounts on the New Fund’s share records in the names of those shareholders representing the respective pro rata number of New Fund shares deliverable to them, in complete liquidation of the Fund.

Until the closing date of the proposed Reorganization, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after such closing date will be treated as requests received for the redemption or purchase of shares of the New Fund received by the shareholder in connection with the Reorganization.  After the proposed Reorganization is consummated, all of the issued and outstanding shares of the Fund will be canceled on the books of the Fund and the transfer books of the Fund will be permanently closed.  Certificates evidencing the New Fund shares will not be issued to the Fund’s shareholders.

Generally, the assets transferred by the Fund to the New Fund will include all investments of the Fund held in its portfolio as of the Valuation Date and all other assets of the Fund as of such time.  No sales charges will be imposed on the shares of the New Fund issued in connection with the proposed Reorganization.

Since the shares of the New Fund will be issued at net asset value in exchange for the net assets of the Fund having a value equal to the aggregate net asset value of the shares of the Fund as of the Valuation Date, the net asset value per share of the New Fund should remain virtually unchanged solely as a result of the Reorganization.  Thus, the Reorganization should not result in dilution of the net asset value of the Fund or the New Fund immediately following consummation of the Reorganization.  However, a shareholder of the Fund may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same.

If the shareholders of the Fund approve the Reorganization at the special meeting, all required regulatory approvals are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about March 23, 2009, or such other date as is agreed to by the parties.  If the Fund’s shareholders do not approve the Reorganization, the Fund will continue to operate and the Board of Trustees of Tamarack Funds Trust may take any further action it deems to be in the best interest of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

B.  Terms of the Plan

The following is a summary of the significant terms of the Plan.  This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation.  The assets of the Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Fund’s then current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed on in writing by the parties.

The net asset value of each share of the New Fund will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the New Fund’s then current Prospectus and Statement of Additional Information.

Issuance and Distribution of New Fund Shares.  On the Closing Date (as defined in the Plan), the New Fund will deliver to the Fund a number of full and fractional shares of the New Fund, the number of which will be determined by dividing (i) the value of the Fund’s assets, net of the Fund’s stated liabilities, computed pursuant to the valuation procedures set forth in the Fund’s then current Prospectus and Statement of Additional Information as of the Valuation Date, by (ii) the net asset value of one share of the New Fund computed using the market valuation procedures set forth in the New Fund’s then current Prospectus and Statement of Additional Information as of the Valuation Date.  The Fund will then distribute the shares of the New Fund received pro rata to its shareholders of record as of the Valuation Date in exchange for such shareholders’ proportional interests in the Fund.  The New Fund shares received by the Fund’s shareholder will have the same aggregate net asset value as such shareholder’s interest in the Fund as of the Valuation Date.

Expenses.  While the Plan provides that the Hennessy Cornerstone Large Growth Fund and the Tamarack Large Cap Growth Fund are each responsible for their respective expenses related to the Reorganization, Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.

Required Approvals.  Approval of the Plan requires the approval of all Classes of the Tamarack Large Cap Growth Fund voting together as a group.  Specifically, assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Tamarack Large Cap Growth Fund, as such phrase is defined in the 1940 Act.  The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.  Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

Amendments and Conditions.  Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of the Fund and the New Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the Fund’s shareholders, the receipt of a legal opinion as to tax matters and the confirmation by the Fund and the New Fund of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination.  The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the Fund, at any time prior to the closing, (i) by Tamarack Funds Trust if any conditions precedent to the obligations of the Fund have not been fulfilled or waived; (ii) by Hennessy Funds Trust if any conditions precedent to the obligations of the New Fund have not been fulfilled or waived; or (iii) by mutual consent of Tamarack Funds Trust and Hennessy Funds Trust.

Indemnification.  Hennessy Funds Trust and the New Fund have agreed to indemnify Tamarack Funds Trust and its trustees and officers from all liabilities that may arise in connection with, or as a result of, a breach of representation or warranty made by Hennessy Funds Trust or the New Fund.

Tamarack Funds Trust and the Fund have agreed to indemnify Hennessy Funds Trust and its trustees and officers from all liabilities that may arise in connection with, or as a result of, a breach of representation or warranty made by Tamarack Funds Trust or the Fund.

C.  Description of the New Fund Shares

Each New Fund share issued to Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The New Fund shares will be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund’s Prospectus.

D.  Reasons for the Reorganization Considered by the Board

The Board of Trustees of Tamarack Funds Trust, including a majority of the independent trustees, has determined that the interests of the Fund’s shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the Fund’s shareholders.

The reasons that the Reorganization is proposed by the Advisor are described above under “Synopsis – Reasons for the Reorganization/Board Deliberations.”

If the Plan is not approved by the Fund’s shareholders, then the Fund will continue to operate and the Board of Trustees of Tamarack Funds Trust may take any further action it deems to be in the best interest of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

E.  Federal Income Tax Consequences

As a condition of the Reorganization, the Fund and the New Fund will have received an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds Trust and the New Fund, to the effect that for federal income tax purposes:  (i) the transfer of all of the assets and the stated liabilities of the Fund to the New Fund in exchange for a number of shares of the New Fund equal in dollar value to the Fund’s shares that each shareholder owned at the time the Plan is implemented, and the distribution of those shares to shareholders of the Fund, will consist of a “reorganization” within the meaning of Section 368(a) of the Code, and the Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Fund upon the transfer of its assets and stated liabilities to the New Fund solely in exchange for a number of shares of the New Fund equal in dollar value to the Fund’s shares that each shareholder owned at the time the Plan is implemented; (iii) no gain or loss will be recognized by the New Fund upon receipt of the assets and assumption of the liabilities of the Fund solely in exchange for a number of shares of the New Fund equal in dollar value to the Fund’s shares that each shareholder owned at the time the Plan is implemented; (iv) the basis of the Fund’s assets received by the New Fund in connection with the Reorganization will be the same as the basis of those assets in the hands of the Fund immediately prior to the Reorganization; (v) the holding period for the Fund’s assets in the hands of the New Fund will include the period for which such assets have been held by the Fund; (vi) no gain or loss will be recognized by the Fund on the distribution to its shareholders of the shares of the New Fund that it receives in connection with the Reorganization; (vii) no gain or loss will be recognized by the shareholders of the Fund upon their receipt of the shares of the New Fund in exchange for such shareholders’ shares of the Fund; (viii) the basis of the shares of the New Fund received by the shareholders of the Fund will be the same as the basis of the Fund shares surrendered by such shareholders in connection with the Reorganization (ix) the holding period for the shares of the New Fund received by the Fund’s shareholders will include the period during which such shareholders held the Fund shares surrendered in exchange therefor; provided that such Fund shares are held as capital assets in the hands of such Fund shareholders on the date of the exchange; and (x) the New Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Fund as of the effective time of the Reorganization with respect to the Fund, subject to the conditions and limitations specified in the Code.

As of September 30, 2008, the Tamarack Large Cap Growth Fund had net capital loss carryforwards of $9,673,722 expiring in 2009, $2,915,217 expiring in 2010 and $612,261 expiring in 2016.

Although the Fund is not aware of any adverse state income tax consequences, its has not made any investigation as to those consequences for its shareholders.  Additionally, the New Fund and the Fund have not sought, and will not seek, a private letter ruling form the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization.  The opinion of Foley & Lardner LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

F.  Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Fund versus the rights of shareholders of the New Fund.

Governing Law.  The Fund is organized as a separate series of Tamarack Funds Trust.  The New Fund is organized as a separate series of Hennessy Funds Trust.  Both Tamarack Funds Trust and Hennessy Funds Trust are organized as statutory trusts under Delaware law, and each of the Fund and the New Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value.  The operations of each of the Fund and the New Fund are governed by its trust instrument, by-laws, and applicable Delaware law.

Shareholder Liability.  Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations.  Both the Fund and the New Fund are required to indemnify their respective trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Trustees.  Each of the Fund and the New Fund, being a series of a Delaware statutory trust, has a Board of Trustees.  The composition of the Board of Trustees of Tamarack Funds Trust is different from that of Hennessy Funds Trust, both in terms of membership and size.  For more information, refer to the January 28, 2008 Statement of Additional Information for the Fund, as supplemented July 31, 2008, and the SAI, which are incorporated by reference into this proxy statement/prospectus.

G.  Capitalization

The capitalization of the Fund as of September 30, 2008 and the New Fund’s pro forma combined capitalization after giving effect to the proposed Reorganization are as follows:

	Tamarack	Hennessy
	Large Cap	Cornerstone Large	Pro Forma
	Growth Fund	Growth Fund*	Combined
Class A
Aggregate Net Assets	$3,123,662	$0	$3,123,662
Shares Outstanding	315,111	0	315,111
Net Asset Value Per Share	$9.91	$0	$9.91

Class C
Aggregate Net Assets	$126,156	$0	$126,156
Shares Outstanding	13,146	0	13,146
Net Asset Value Per Share	$9.60	$0	$9.60

Class I
Aggregate Net Assets	$584,891	$0	$584,891
Shares Outstanding	57,960	0	57,960
Net Asset Value Per Share	$10.09	$0	$10.09

Class R
Aggregate Net Assets	$8,591	$0	$8,591
Shares Outstanding	876	0	876
Net Asset Value Per Share	$9.80	$0	$9.80

Class S
Aggregate Net Assets	$80,913,978	$0	$80,913,978
Shares Outstanding	8,017,005	0	8,017,005
Net Asset Value Per Share	$10.09	$0	$10.09

Aggregate Basis
Aggregate Net Assets	$84,757,278	$0	$84,757,278
Shares Outstanding	8,404,098	0	8,404,098

*  Prior to the proposed Reorganization, the New Fund is not expected to have any assets.

V.    INFORMATION ABOUT THE FUND AND THE NEW FUND

A.  Investment Objective and Investment Strategies

Fund

For a discussion of the Fund’s investment objective, investment strategies and risks, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

Investment Objective and Investment Strategies.  The New Fund seeks long-term growth of capital by investing in growth-oriented common stocks of large companies.  It invests in these companies by utilizing a highly disciplined, quantitative formula known as the Hennessy Large Growth Formula.  The Formula selects large capitalization companies, and excludes American Depositary Receipts, or ADRs.  The Formula selects the 50 common stocks that meet the following criteria, in order:

1)	Market capitalization that exceeds the average of the Database

2)	Price-to-cash flow ratio less than the median of the Database
This value criterion helps to uncover relative bargains among large companies.

3)	Highest one-year return on total capital
Return on total capital is a good measurement of how well a company is utilizing its limited resources to maximize growth.

Stocks must also have historical trading volume sufficient to allow the New Fund to purchase the required number of shares without materially affecting the share price. The New Fund selects its stocks from the universe of stocks in the Standard & Poor’s Compustat® Database.

The Compustat® Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.  The database is compiled and maintained by Standard & Poor’s.  Although S&P obtains information for inclusion in, or for use in, the Compustat® database from sources that S&P considers reliable, S&P does not guarantee the accuracy or completeness of the Database.  S&P makes no warranty, express or implied, as to the results to be obtained by the New Fund, or any other person or entity, from the use of the Compustat® Database.  S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Compustat® Database.  “Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc.  The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the New Fund.

In order to provide a degree of flexibility, the New Fund may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.  A full discussion of all permissible investments can be found in the SAI.

Principal Risks.  As with any security, there are market and investment risks associated with an investment in the New Fund. The value of an investment will fluctuate over time and it is possible to lose money.  The principal risks of investing in the New Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it.  Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Formula Investing Risk:  The New Fund will adhere to its Formula during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise.  This could result in substantial losses to the New Fund, if for example, the stocks selected for the New Fund’s portfolio for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles.  The New Fund’s portfolio is rebalanced annually in accordance with its Formula, which may result in the elimination of better performing assets from the New Fund’s investments and increases in investments with relatively lower total return.

Large Company Risk:  From time to time, securities of large capitalization companies may fall out of favor in the market, and the New Fund may underperform the market as a whole.

Historical Performance of Formula.  The following chart shows the performance of a hypothetical portfolio managed in accordance with the dictates of the Formula for the historical periods indicated and compares the total return of the hypothetical portfolio with the Standard & Poor’s 500 Composite Stock Price (the “S&P 500”).  The performance reported assumes a December 31 rebalance date.

The hypothetical returns have been developed and tested by the Manager, but have not been verified by any third party and are unaudited.  The performance information is based on data supplied by the Manager or from statistical services, reports or other sources which the Manager believes are reliable.

Actual performance of the New Fund may differ from the performance of the hypothetical portfolio for the following reasons: the New Fund may not be fully invested at all times; not all stocks in the New Fund’s portfolio may be weighted equally at all times due to appreciation or depreciation in a stock’s value; purchases and sales of stocks for the New Fund’s portfolio are likely to occur between annual rebalancing dates due to cash inflows and outflows (from purchases and redemptions of New Fund shares) during the year; the actual rebalancing dates vary slightly from year to year; in managing the New Funds, Hennessy Advisors, Inc. may make limited modifications to the strategies or formulas as necessary to comply with federal tax laws; and the returns of the portfolio do not reflect the fees, commission costs or expenses borne by the New Fund.  The performance of the hypothetical portfolio would have been lower if the fees, commission costs and expenses had been deducted.

For the hypothetical portfolio, returns do not represent actual trading or reflect the impact that material economic and market factors might have had on the Manager’s decision-making under actual circumstances.  However, except as described above, the Manager can presently foresee no circumstance that would cause deviation from the Formula in managing the New Fund.  The returns set forth below reflect reinvestment of dividends and other earnings.  All of the returns shown reflect the reinvestment of dividends and other earnings.  Past performance, hypothetical or actual, does not guarantee future results.  Average annual return represents the annual rate, which if earned each year in a multiple year period, would produce the cumulative rate of return over that period.

HENNESSY LARGE GROWTH FORMULA1

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	Total
Large
Growth	14.75%	4.55%	14.11%	8.34%	-12.02%	32.21%	19.07%	13.12%	16.60%	27.39%	138.12%
S&P 500
Index	28.58%	21.04%	-9.10%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.80%	5.49%	72.29%

1  The hypothetical performance for the Hennessy Large Growth Formula assumes a December 31 rebalance date.

B.  Performance

Fund

For a discussion of the Fund’s performance during the fiscal year ended September 30, 2008, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

The New Fund has not yet commenced operations and has no investment performance.

C.  Advisor and Fund Manager

Fund

For a discussion of the Fund’s Advisor, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

Manager.  Hennessy Advisors, Inc. is the investment manager of the New Fund.  The Manager’s address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

The Manager has been providing investment advisory services since 1989.  The Manager furnishes the New Fund with office space and certain administrative services and provides most of the personnel needed by the New Fund.

Portfolio Managers.  Neil J. Hennessy and Frank Ingarra, Jr. are co-portfolio managers.  They are equally responsible for day-to-day management of the portfolio of the New Fund and for developing and executing the New Fund’s investment program.  They are committed to the Strategy Indexing® and formula-based investing program utilized by the New Fund.  Mr. Hennessy has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.  Mr. Ingarra has been a co-portfolio manager for the Manager since 2000.

The SAI, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Hennessy Cornerstone Large Growth Fund.

Management Fee.  For its services, the New Fund pays the Manager a monthly management fee based upon its average daily net assets.  The advisory fee is 0.74%.  As noted above, the Manager has agreed, until March 2010, to contractually waive its advisory fee to the extent necessary to insure that “Net Expenses” for the Original Class shares of the New Fund do not exceed 1.30% of the average daily net assets.

A discussion regarding the basis for the Board of Trustees of Hennessy Funds Trust approving the investment advisory agreement with the Manager will be available in the annual report of the Hennessy Funds to shareholders for the period ending October 31, 2009.

Shareholder Servicing Agreement.  The New Fund has entered into a Shareholder Servicing Agreement with the Manager.  The Servicing Agreement provides that the Manager will provide administrative support services to the New Fund consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the New Fund or their accounts with the New Fund;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to questions of shareholders; and

•	providing such other similar services as the New Fund may request.

For such services, the New Fund will pay an annual service fee to the Manager equal to 0.10% of its average daily net assets.

Payments to Financial Intermediaries.  The Manager may pay additional compensation (at its own expense and not as an expense of the New Fund) to certain brokers, dealers or other financial intermediaries in connection with the sale or retention of New Fund shares and/or shareholder servicing.  These payments may be made to intermediaries that provide shareholder servicing and marketing support.  Shareholders should ask their financial intermediaries for more details about any such payments it receives.  Notwithstanding the payments described above, the Manager is prohibited from considering a broker-dealer’s sale of New Fund shares in selecting such broker-dealer for the execution of New Fund portfolio transactions, except as may be specifically permitted by law.

D.  Net Asset Value

Fund

For a discussion of how the offering price of the Fund’s shares is determined, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

The price a shareholder will pay to buy New Fund shares or the amount a shareholder will receive when selling New Fund shares is called the net asset value (referred to as the NAV).  This is calculated by dividing the New Fund’s assets, minus its liabilities, by the number of shares outstanding.  The NAV of the New Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (referred to as the NYSE), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time.  New Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).  The New Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  The New Fund values most money market instruments it holds at their amortized cost.

If market quotations are not available, the New Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Trustees of Hennessy Funds Trust.  The fair value of a security is the amount which the New Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the New Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

The New Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (referred to as the Transfer Agent) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.  If an investor sends a purchase or redemption request to the New Fund’s corporate address, instead of to its Transfer Agent, the New Fund will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

E.  Shares

Fund

For a discussion of the Fund’s shares, including how the shares may be purchased and redeemed, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

Account Minimum Investments.

The minimum initial investment in the New Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts (referred to as an IRA).  For corporate sponsored retirement plans, there is no minimum initial investment.  There is a $100 subsequent investment requirement for the New Fund.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for the New Fund.  The New Fund may waive the minimum investment requirements from time to time.

Investors purchasing the New Fund through financial intermediaries’ asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the New Fund, absorbs the increased costs of small purchases.

Market Timing Policy.  Frequent purchases and redemptions of shares of the New Fund by a shareholder may harm other shareholders of the New Fund by interfering with efficient management of the New Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Trustees of Hennessy Funds Trust discourages frequent purchases and redemptions of shares of the New Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the New Fund believes might engage in frequent purchases and redemptions of shares of the New Fund.

The New Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the New Fund.  In considering a shareholder’s trading activity, the New Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Hennessy Funds.  If frequent trading or market timing is detected, the New Fund, based on its assessment of the severity of the market timing, shall take one or more of the following actions:  (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Although the New Fund has taken steps to discourage frequent purchases and redemptions of New Fund shares, it cannot guarantee that such trading will not occur.

Telephone Privileges.  The New Fund offers the ability to redeem or exchange shares or purchase additional shares via telephone.  Telephone privileges are available on all accounts unless declined.

How to Purchase Shares.  Shares of the New Fund have not been registered for sale outside of the United States.  The New Fund does not sell shares to non United States citizens. United States citizens living abroad may purchase shares of the New Fund only if they have a social security number and a physical address (not a P.O. box) within the United States.  The only exception is for United States military with an APO or FPO address.

Shareholders may purchase shares of the New Fund by check or wire.  The New Fund will not accept payment in cash or money orders.  All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted.  To prevent check fraud, the New Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. In addition, the New Fund cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The New Fund will not issue certificates evidencing shares purchased.  Instead, the New Fund will send investors a written confirmation for all purchases of shares.  The New Fund reserves the right to reject any purchase in whole or in part.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information as part of the New Fund’s Anti-Money Laundering Compliance Program.  If the New Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The New Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Purchasing Shares by Check.  Investors simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery:	For overnight delivery:
Hennessy Funds	Hennessy Funds
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The New Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by the New Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

How to Purchase Shares by Wire.  A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds.  If a shareholder is making an initial investment in the New Fund, the shareholder should contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit a completed application via mail, overnight delivery or fax.  Upon receipt of the application, the account will be established and a service representative will the shareholder within 24 hours to provide an account number and wiring instructions.  If a shareholder is making a subsequent purchase, prior to wiring funds, the shareholder should be sure to notify the Transfer Agent.  U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing.  Wired funds received after that time will be processed the following day with the following day’s pricing.  The New Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the New Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that the shareholder’s bank include complete information about the shareholder’s account in all wire instructions. A shareholder’s bank may charge a fee for sending a wire to the New Fund.

To ensure prompt and accurate credit upon receipt of a shareholder’s wire, the shareholder’s bank should transmit immediately available funds by wire in the shareholder’s name to:
Hennessy Funds
c/o U.S. Bank, N.A.	Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.	Account Number: 112-952-137
Milwaukee, WI 53202	Further Credit: Mutual fund name, shareholder
ABA# 075000022	name and account number

Purchasing Shares through Intermediaries.  Shareholders may buy, sell and exchange shares of the New Fund through certain brokers (and their agents) that have made arrangements with the New Fund to sell its shares.  When a shareholder places an order with a broker or its authorized agent, the order is treated as if the shareholder had placed it directly with the Transfer Agent, and the shareholder will pay or receive the next price calculated by the New Fund.  The broker (or its agent) holds a shareholder’s shares in an omnibus account in the broker’s (or its agent’s) name, and the broker (or its agent) maintains the shareholder’s individual ownership records.  The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services.  The broker (or its agent) may charge a shareholder a fee for handling the shareholder’s order.  The broker (or its agent) is responsible for processing a shareholder’s order correctly and promptly, keeping the shareholder advised regarding the status of the shareholder’s individual account, confirming the shareholder’s transactions and ensuring that the shareholder receives copies of the New Fund’s prospectus.

Purchases by Telephone.  Shareholders may purchase additional shares of the New Fund by calling 1-800-261-6950 or 1-414-765-4124.  Unless shareholders have elected to decline telephone privileges, telephone orders will be accepted via electronic funds transfer from a shareholder’s bank account through the Automated Clearing House (ACH) network.  Shareholders must have banking information established on their account prior to making a purchase.  Each telephone purchase must be in the amount of $100 or more.  If a shareholder’s order is received prior to the close of trading on the NYSE, the shareholder’s shares will be purchased at the net asset value calculated on that date.

Automatic Investment Plan.  The New Fund offers an Automatic Investment Plan.  This plan allows money to be moved from the shareholder’s bank account to the shareholder’s New Fund account on a systematic schedule (for example, monthly, bimonthly, quarterly or annually) that the shareholder selects.  After a shareholder’s initial investment in the New Fund, a shareholder may authorize the New Fund to withdraw amounts of $100 or more.

The Transfer Agent will charge shareholders a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason.  The New Fund may terminate or modify this privilege at any time.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

Retirement Plans.  Shareholders may invest in the New Fund under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA

The New Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in the New Fund.  The annual IRA maintenance fee is $15 (capped at $30 per social security number).  The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction.  Complete details on fees are outlined in Hennessy Funds’ Individual Retirement Account & Coverdell Educational Savings Account Disclosure Statement.

How To Sell Shares.  Shareholders may sell (redeem) New Fund shares on any day the New Fund and the NYSE are open for business either directly through the New Fund or through the shareholder’s investment representative.  Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day.  Requests received after that time will be processed as of the close of business on the next business day.

How to Sell by Mail.  Shareholders may redeem their shares by sending a written request to the Transfer Agent.  After a shareholder’s request is received in “good order,” the New Fund will redeem the shareholder’s shares at the next NAV.  To be in “good order,” redemption requests must include the following:  (i) the name of the New Fund account; (ii) the account number; (iii) the number of New Fund shares or the dollar value of New Fund shares to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders.  In addition, a shareholder should specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to the bank account that the shareholder has designated on its Account Application.  To add wire instructions to an account at the time of the redemption, a signature guarantee is required.  The letter should be signed by all shareholders whose names appear on the account registration.  Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.

How to Sell by Telephone.  Unless a shareholder has declined telephone privileges on the shareholder’s account, the shareholder may redeem all or some of the shareholder’s shares, up to a maximum of $100,000, by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day.  Requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted for retirement accounts.

When a shareholder establishes telephone privileges, the shareholder is authorizing the New Fund and the Transfer Agent to act upon the telephone instructions of the person or persons the shareholder has designated in the shareholder’s Account Application.  Redemption proceeds will be transferred to the bank account the shareholder has designated on the shareholder’s Account Application.

Before acting on instructions received by telephone, the New Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  These procedures may include recording the telephone call and asking the caller for a form of personal identification.  If the New Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.  The New Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The New Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the New Fund, continuation of the privilege would be detrimental to the New Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.

Shareholders may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, shareholders may make their redemption request in writing.

Signature Guarantees.  To protect the New Fund and its shareholders, a signature guarantee is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;

•	The redemption proceeds are to be sent to a person, address or bank account not on record;

•	IRA transfer;

•	When establishing or modifying certain services on the account;

•	Account ownership is changed; and

•	The redemption request is over $100,000.

In addition to the situations described above, the New Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (STAMP).  A notarized signature is not an acceptable substitute for a signature guarantee.

The New Fund may waive the signature guarantee for employees and affiliates of the Manager, the distributor, the administrator and family members of the foregoing.

Receipt of Redemption Proceeds.  Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of a shareholder’s written request in proper form.  If a shareholders does not purchase shares by wire, the New Fund may delay payment of the shareholder’s redemption proceeds for up to 15 days from date of purchase or until the shareholder’s check has cleared, whichever occurs first.

If a shareholder redeems by phone, payment will usually be made on the next business day.  A shareholder may have a check sent to the shareholder at the shareholder’s address of record, proceeds may be wired to the shareholder’s predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account.  The minimum amount that may be wired is $1,000.  Shareholders will be charged a wire transfer fee of $15.  This fee will be deducted from a shareholder’s redemption proceeds for a complete redemption, or deducted from the shareholder’s remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer.  In addition, a shareholder’s bank may charge a fee for receiving wires.  There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

The New Fund has the right to pay redemption proceeds to a shareholder in whole or in part by a distribution of securities from the New Fund’s portfolio.  It is not expected that the New Fund would do so except in unusual circumstances.  If the New Fund pays redemption proceeds by a distribution of securities, a shareholder could incur brokerage or other charges in converting the securities to cash.

Involuntary Redemption of Account.  The New Fund may redeem the shares in a shareholder’s account if the value of the shareholder’s account is less than $2,500 for three months or longer as a result of redemptions.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  Shareholders will be notified that the value of their account is less than $2,500 before the New Fund makes an involuntary redemption.  The shareholder will then have 60 days in which to make an additional investment to bring the value of the shareholder’s account to at least $2,500 before the New Fund takes any action.

How to Exchange Shares.  A shareholder may exchange shares of the New Fund for shares of any other Hennessy fund any day the New Fund and the NYSE are open for business.  Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day.  Requests received after that time will be processed as of the close of business on the next business day.  Prior to making an exchange into any other Hennessy Fund, a shareholder should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555.

A shareholder may also exchange shares of the New Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager.  The exchange privilege does not constitute an offering or recommendation on the part of the New Fund or the Manager of an investment in the First American Prime Obligations Fund.  Prior to making an exchange into the First American Prime Obligations Fund, a shareholder should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555.

The New Fund reserves the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess expenses.  The New Fund reserves the right to reject any exchange order.  The New Fund may modify or terminate the exchange privilege upon written notice to shareholders.  The New Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the New Fund, continuation of the privilege would be detrimental to the New Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  Shareholders may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

Exchanging Shares by Mail.  Shareholders may exchange New Fund shares simply by sending a written request to the Transfer Agent.  Shareholders should give the name of their New Fund account, account number, the number of New Fund shares or the dollar value of New Fund shares to be exchanged, and the name of the other fund into which the exchange is being made.  If a shareholder has an existing account with the other fund, the shareholder should also give the name and account number for that fund.  The letter should be signed by all shareholders whose names appear on the account registration.

Exchanging Shares by Telephone.  Unless a shareholder has declined telephone privileges on, the shareholder may also exchange New Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time.

Systematic Cash Withdrawal Program.  As another convenience, shareholders may redeem their New Fund shares through the Systematic Cash Withdrawal Program.  If a shareholder elects this method of redemption, the New Fund will send the shareholder a check, or the shareholder may have the proceeds sent directly to the shareholder’s designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  The minimum payment amount is $100.  Shareholders may choose to receive a payment each month or calendar quarter.  A shareholder’s New Fund account must have a value of at least $10,000 in order to participate in this program.  The Systematic Cash Withdrawal Program may be terminated at any time by the New Fund.  A shareholder may also elect to terminate the shareholder’s participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to a shareholder’s account, the account ultimately may be depleted.

F.  Taxes, Dividends and Distributions

Fund

For a discussion of the Fund’s policy with respect to dividends and distributions and the tax consequences of an investment in the Fund’s shares, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

The New Fund will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

Shareholders have three distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional New Fund shares.

•	Cash Dividend Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional New Fund shares.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

If a shareholder elects to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the New Fund reserves the right to reinvest the distribution check in the shareholder’s account, at the current NAV of the New Fund, and to reinvest all subsequent distributions.

The New Fund’s distributions, whether received in cash or additional shares of the New Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the New Fund holds the assets generating the capital gains).

If a shareholder exchanges or sells the shareholder’s New Fund shares, it is considered a taxable event for the shareholder.  Depending on the purchase price and the sale price of the shares the shareholder exchanges or sells, the shareholder may have a gain or a loss on the transaction.  A shareholder is responsible for any tax liabilities generated by the shareholder’s transactions.

G.  Financial Information

Fund

For financial information about the Fund, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

The New Fund has not yet commenced operations and has no historical financial information.  The accounting survivor of the Reorganization will be the New Fund.

H.  Distribution Arrangements

Fund

For a discussion of the Fund’s distribution arrangements, see the Prospectus of Tamarack Large Cap Growth Fund, dated January 28, 2008, as supplemented July 28, 2008.

New Fund

For a discussion of the New Fund’s multi-class structure, see the SAI.  The New Fund is no-load and does not have a Rule 12b-1 plan.

VI.   VOTING INFORMATION

All shares of the Tamarack Large Cap Growth Fund are entitled to vote on the proposals.  Approval of the Plan requires the approval of all Classes voting together as a group.  Thirty-three and one-third percent of the Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting.  Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the Tamarack Large Cap Growth Fund, as such phrase is defined in the 1940 Act.  The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting.  Proxies may be voted by mail, by telephone at 1-800-830-3542 or via the Internet at www.2voteproxy.com.  If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given.  If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization.  If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  Approval of the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal.  Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST”.

We are asking our shareholders to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan.  Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present.  Approval of the proposal to adjourn the special meeting requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.  The special shareholder meeting may be held as adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Trustees of Tamarack Funds Trust must set a new record date.  Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the Fund’s by-laws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.  Method and Cost of Solicitation

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Tamarack Funds Trust for use at the special meeting.  It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet.  Voyageur Asset Management Inc. and Hennessy Advisors, Inc. will pay all of the expenses related to the special meeting, including costs associated with the solicitation of proxies such as copying, printing and mailing proxy materials.

The Advisor and the Manager have retained, at their expense, D.F. King & Co., Inc. to assist in the solicitation of proxies.  The cost of solicitation is currently estimated to be approximately $25,000 in the aggregate.

B.  Right of Revocation

Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the Fund, by submission of a later-dated, duly executed proxy (whether in writing, by phone or via the Internet) or by voting in person at the special meeting.  If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.

C.  Voting Securities and Principal Holders

Shareholders of the Fund at the close of business on January 6, 2009 (referred to as the Record Date) will be entitled to be present and vote at the special meeting.  As of that date, there were 8,123,176 shares of the Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $62,256,441.  Each outstanding share is entitled to one vote.

As of the Record Date, none of the Fund’s shareholders of record and/or beneficial owners (to Tamarack Funds Trust’s knowledge) owned five percent or more of the Fund’s total outstanding shares.

The Officers and Trustees of Tamarack Funds Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the Fund as of the Record Date.

VII.  ADDITIONAL INFORMATION

Documents that relate to the Tamarack Funds are available, without charge, by writing to Tamarack Funds Trust at P.O. Box 219757, Kansas City, Missouri 64121-9757, or by calling 1 800-422-2766.  Documents that relate to the Hennessy Funds are available, without charge, by writing to Hennessy Funds Trust at 7250 Redwood Blvd., Suite 200, Novato, California 94945, or by calling 1-800-966-4353.

The Fund and the New Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information relating to the Fund and the New Fund, respectively, with the SEC.  Reports, proxy and information statements, and other information filed by Hennessy Funds Trust and Tamarack Funds Trust, on behalf of the New Fund and the Fund, can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this proxy statement will be mailed to shareholders on or about January 21, 2009.

VIII.  MISCELLANEOUS INFORMATION

A.  Other Business

The Board of Trustees of the Tamarack Funds knows of no other business to be brought before the special meeting.  If any other matters come before the special meeting, it is the Board’s intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.  Next Meeting of Shareholders

The Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act.  By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time.  If the Reorganization is not completed, the next meeting of the shareholders of the Fund will be held at such time as the Board of Trustees of Tamarack Funds Trust may determine or at such time as may be legally required.  Any shareholder proposal intended to be presented at such meeting must be received by the Fund at its office at a reasonable time before the meeting, as determined by the Board, to be included in the Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.  Legal Matters

The validity of the issuance of the New Fund shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

D.  Experts

The financial statements of Large Cap Growth Fund, Mid Cap Growth Fund, SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Value Fund, and Microcap Value Fund, a Series of Tamarack Funds Trust, incorporated by reference in the Statement of Additional Information which is part of such Registration Statement, to the Tamarack Fund’s Annual Report to Shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of
Tamarack Funds Trust

Erik R. Preus, President and
Chief Executive Officer

January 21, 2009

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this 16th day of January, 2009, by and between Hennessy Funds Trust (“Hennessy Funds”), a Delaware statutory trust, on behalf of Hennessy Cornerstone Large Growth Fund (the “Acquiring Fund”), a series of Hennessy Funds, and Tamarack Funds Trust, a Delaware business trust (“Tamarack Funds”), on behalf of Tamarack Large Cap Growth Fund (the “Acquired Fund”), a series of Tamarack Funds.

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.     REORGANIZATION OF ACQUIRED FUND

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the “Fund Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund’s Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund assets, net of the Acquired Fund’s Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. Such transactions are hereinafter sometimes collectively referred to as the “Reorganization.”  The Acquiring Fund is currently a shell series, without assets or liabilities, created for the purpose of acquiring the assets and Stated Liabilities of the Acquired Fund.

1.1  (a)  With respect to the Acquired Fund, the Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

              (b)  Not less than 7 days before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund’s Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities.  Not less than 4 days before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not hold on the Closing Date, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not hold on the Closing Date under its stated investment objective or policies or otherwise, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.2  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of Hennessy Funds as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period (“Stated Liabilities”) pursuant to an “agreed upon procedures” audit performed by an independent registered public accounting firm in accordance with generally accepted accounting principles consistently applied, such audit to be paid for by the Fund’s administrator, and such audit to include an independent valuation of all of the Acquired Fund’s assets. The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

1.3  Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date (“Acquired Fund Investors”) in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of Hennessy Funds, to transfer the Acquiring Fund Shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund Investors and representing the number of shares of the Acquiring Fund due such Acquired Fund Investor. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

1.4  Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund’s Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, the Acquired Fund shall terminate its qualification, classification and registration with all appropriate federal and state agencies. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2.     VALUATION

2.1  The value of the Acquired Fund’s Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the “Applicable Valuation Date”).

2.2  The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

2.3  All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.     CLOSING(S) AND CLOSING DATE

3.1  The Closing for the Reorganization shall occur on March 23, 2009 and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing(s) shall be held at the offices of Tamarack Funds, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 9:00 a.m., local time on the Closing Date unless otherwise provided.

3.2  The Acquiring Fund’s custodian shall deliver at the Closing evidence that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3  Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.     COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1  With respect to the Acquired Fund, Tamarack Funds has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund’s liquidating distribution of Acquiring Fund Shares contemplated hereby, and for the Acquired Fund to terminate its qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. Tamarack Funds on behalf of the Acquired Fund shall prepare the notice of meeting, form of proxy and proxy statement (collectively, “Proxy Materials”) to be used in connection with that meeting.

4.2  Tamarack Funds on behalf of the Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3  Tamarack Funds on behalf of the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

4.4  Subject to the provisions hereof, Hennessy Funds, on behalf the Acquiring Fund, and Tamarack Funds on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5  The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

4.6  Hennessy Funds, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Acquiring Fund Shares (the “Registration Statement”). The Acquired Fund has provided or will provide the Acquiring Fund with the Proxy Materials for inclusion in the Registration Statement, prepared in accordance with paragraph 4.1, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary for the preparation of the Registration Statement.

4.7  After the Closing, Hennessy Funds shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquiring Fund, which returns shall include the activity of the Acquired Fund for the period October 1, 2008 through the close of business on the Applicable Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities; except that Tamarack Funds, on behalf of the Acquired Fund, will prepare and file, or cause to be prepared and filed, with the appropriate taxing authorities any 2008 Forms 1099 (together with any other 2008 information returns) required to be filed.

4.8  Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, Tamarack Funds on behalf of the Acquired Fund will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the state of Delaware and other applicable requirements.

4.9  Hennessy Funds and Tamarack Funds will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any tax returns, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes, or in determining the financial reporting of any tax position.

5.     REPRESENTATIONS AND WARRANTIES

5.1  Hennessy Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

              (a)  Hennessy Funds was duly created pursuant to its Declaration of Trust and Bylaws for the purpose of acting as a management investment company under the Investment Company Act of 1940 (the “1940 Act”) and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of Hennessy Funds and grants them all powers necessary or desirable to carry out such responsibility, including administering Hennessy Funds’ business as currently conducted by Hennessy Funds and as described in the current prospectuses of Hennessy Funds.  Hennessy Funds is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

              (b)  The Registration Statement with respect to Hennessy Funds and the Acquiring Fund conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (c)  The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by Hennessy Funds for itself and on behalf of the Acquiring Fund does not and will not (i) violate Hennessy Funds’ Declaration of Trust or Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which Hennessy Funds is a party or by which its properties or assets are bound;

              (d)  Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Hennessy Funds, threatened against Hennessy Funds or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect Hennessy Funds or the Acquiring Fund’s financial condition or the conduct of their business. Hennessy Funds knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

              (e)  All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

              (f)  The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Hennessy Funds and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of Hennessy Funds and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;

              (g)  On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by Hennessy Funds with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

              (h)  To the knowledge of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by Hennessy Funds, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Hennessy Funds for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2  Tamarack Funds on behalf of the Acquired Fund represents and warrants to the Acquiring Fund as follows:

              (a)  Tamarack Funds was duly created pursuant to its Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of Tamarack Funds and the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as currently conducted by the Acquired Fund and as described in the current prospectuses of the Acquired Fund. The Acquired Fund is a series of Tamarack Funds, and which is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

              (b)  All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

              (c)  The Registration Statement with respect to Tamarack Funds and the Acquired Fund conforms or conformed, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include or did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (d)  The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate the Acquired Fund’s Declaration of Trust or Bylaws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Acquired Fund is a party or by its properties or assets are bound;

              (e)  Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of Acquired Fund, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business, Tamarack Funds knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

              (f)  The audited financial statements of the Acquired Fund as of and for the period ended September 30, 2008 (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

              (g)  Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (f), neither a decline in the Acquired Fund’s net asset value per share nor a decrease in the Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

              (h)  All federal and other tax returns and reports of the Acquired Fund required by law to be filed on or before the Closing Date were complete and accurate returns and shall have been timely filed, and all taxes owed by the Acquired Fund or the Acquired Fund shall have been paid so far as due, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

              (i)  For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

              (j)  At the Closing Date, the Acquired Fund will have good and marketable title to Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

              (k)  The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of Tamarack Funds, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

              (l)  From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by the Acquired Fund with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Acquired Fund, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

              (m)  To the knowledge of Tamarack Funds, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund, or the performance of the Agreement the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

              (n)  The Acquired Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of Tamarack Funds to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by Hennessy Funds on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

6.1  All representations and warranties of Hennessy Funds with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2  Hennessy Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by Hennessy Funds’ President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Hennessy Funds with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing assurances of an officer of Hennessy Funds, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

              (a)  Hennessy Funds is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

              (b)  the Acquiring Fund is a separate portfolio of Hennessy Funds, which is a corporation duly created pursuant to its Declaration of Trust and Bylaws, is legally existing and in good standing under the laws of Delaware;

              (c)  this Agreement has been duly authorized, executed and delivered by Hennessy Funds on behalf of Hennessy Funds and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of Hennessy Funds, enforceable against Hennessy Funds in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

              (d)  the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

              (e)  the Registration Statement has become effective with the SEC and, to the best of such officer’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

              (f)  to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

              (g)  to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to Hennessy Funds or the Acquiring Fund or any of their properties or assets and neither Hennessy Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of Hennessy Funds to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by Tamarack Funds on behalf of the Acquired Fund of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Tamarack Funds with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2  Tamarack Funds on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by Tamarack Funds’ President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Tamarack Funds on behalf of the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

7.3  Unless waived by the Acquiring Fund, the Acquiring Fund shall have received at the Closing assurances of an officer of the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

              (a)  Tamarack Funds is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

              (b)  the Acquired Fund is a separate portfolio of Tamarack Funds, which is a business trust duly created pursuant to its Declaration of Trust, is validly existing and in good standing under the laws of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of the Acquired Fund and grants them all powers necessary or desirable to carry out such responsibility, including administering the Acquired Fund’s business as described in the current prospectuses of the Acquired Fund;

              (c)  this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

              (d)  to the knowledge of such officer, no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

              (e)  to the knowledge of such officer, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of their properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business;

              (f)  the Acquired Fund Shares then issued and outstanding are duly registered under the 1933 Act on the appropriate form, and are duly authorized and are validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquired Fund has any preemptive rights to subscription or purchase in respect thereof; and

              (g)  the registration statement of the Acquired Fund has become effective with the SEC and, to the best of such officer’s knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

7.4  The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

7.5  The administrator, fund accountant and custodian to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

7.6  The Acquired Fund shall arrange to make the Acquired Fund’s auditors available to the Acquiring Fund and its agents to answer their questions at a mutually agreeable time prior to the Closing.

8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of Hennessy Funds on behalf of the Acquiring Fund and of Tamarack Funds on behalf of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by Hennessy Funds, on behalf of the Acquiring Fund, or Tamarack Funds on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  Hennessy Funds, on behalf of the Acquiring Fund, and the Acquired Fund shall each have considered the federal and income tax issues. The Acquiring Fund and the Acquired Fund shall have each received an opinion of Foley & Lardner LLP, legal counsel to Hennessy Funds, substantially to the effect that for federal income tax purposes:

              (a)  the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities should be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Acquired Fund should each be treated as a “party to a reorganization” within the meaning of Section 368(b) of the Code;

              (b)  no gain or loss should be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities;

              (c)  no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

              (d)  no gain or loss should be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;

              (e)  the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization should be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investors should include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization);

              (f)  the tax basis of the Acquired Fund assets acquired by the Acquiring Fund should be same as the tax bases of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Acquired Fund; and

              (g)  the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury, the items of the Acquired Fund described in Section 381(c) of the Code.

9.    EXPENSES

Except as may be otherwise provided in the Registration Statement, each of the Acquired Fund and the Acquiring Fund shall be responsible for payment of the expenses it incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. Such expenses of the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund’s custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund’s portfolio on the Applicable Valuation Date.

Such expenses of the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund’s custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund’s portfolio on the Applicable Valuation Date.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2  Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer.  The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.  TERMINATION

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)  Tamarack Funds if the conditions set forth in Section 6 are not satisfied as specified in such Section;

(b)  Hennessy Funds if the conditions set forth in Section 7 are not satisfied as specified in such Section; or

(c)  the mutual consent of both parties to this Agreement.

11.2  If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Tamarack Funds on behalf of the Acquired Fund, and officers of Hennessy Funds, on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be delivered to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors’ further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13.  INDEMNIFICATION

(a)  Hennessy Funds and the Acquiring Fund shall indemnify, defend and hold harmless Tamarack Funds and the Acquired Fund, their respective officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of Tamarack Funds, the Acquired Fund, their respective officers, trustees, employees or agents, arising out of or based on any material breach by Hennessy Funds or the Acquiring Fund of any of their respective representations, warranties or agreements set forth in this Plan. No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date; and

(b)  Tamarack Funds and the Acquired Fund agree to indemnify Hennessy Funds, its directors and officers (in their capacity as directors and officers) from all liabilities that may arise in connection with, or as a result of, a material breach of a representation or warranty made by the Acquired Fund under this Agreement.  Tamarack Funds and the Acquired Fund agree to indemnify the Acquiring Fund from all liabilities that may arise in connection with, or as a result, of a material breach of a representation or warranty made by Tamarack Funds or the Acquired Fund under this Agreement.  No party shall be entitled to indemnification under this Agreement unless written notice of the events or circumstances giving rise to such claim for indemnification has been provided to the indemnifying party or parties no later than two (2) years after the Closing Date.

14.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For Hennessy Funds, on behalf of itself and the Acquiring Fund:

Hennessy Funds Trust
7250 Redwood Blvd
Suite 200
Novato, CA 94945
Attention: Neil J. Hennessy

With a copy to:

Foley & Lardner LLP
777 East Wisconsin Avenue
Suite 3800
Milwaukee, Wisconsin 53202
Attention:  Richard L. Teigen
Peter  D. Fetzer

For Tamarack Funds on behalf of itself and the Acquired Fund:

Tamarack Funds Trust
100 South Fifth Street, Suite 2300
Minneapolis, Minnesota  55402
Attention: Erik R. Preus

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1  The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

15.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

Hennessy Funds Trust,	Tamarack Funds Trust,
for itself and on behalf of	for itself and on behalf of
Hennessy Cornerstone Large Growth Fund	Tamarack Large Cap Growth Fund

Neil J. Hennessy,	Erik R. Preus
Chief Executive Officer	President and
Chief Executive Officer